UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 1, 2020

Dominion Energy, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Tredegar Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (804) 819-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange
2016 Series A 5.25% Enhanced Junior Subordinated Notes	DRUA	New York Stock Exchange
2019 Series A Corporate Units	DCUE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Items.

On November 2, 2020, Dominion Energy, Inc. (Dominion Energy) announced that it has closed on the sale of the majority of its gas transmission and storage assets to Berkshire Hathaway Energy Company (BHE) for approximately $2.7 billion in cash and the transfer of approximately $5.3 billion of related indebtedness effective November 1, 2020. The sale of Dominion Energy’s interests in Dominion Energy Questar Pipeline, LLC and related entities to BHE is expected to be completed in early 2021 following receipt of Hart-Scott-Rodino clearance. Dominion Energy has received a cash payment of approximately $1.3 billion in anticipation of the sale of these interests and will transfer approximately $430 million of related debt to BHE upon the closing of this follow-on transaction.

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements with respect to certain future plans concerning the sale of Dominion Energy Questar Pipeline, LLC and related entities, which are subject to various risks and uncertainties. Factors that could cause actual results to differ include, but are not limited to: the expected timing and likelihood of completion of the proposed transaction with BHE; the risk that Dominion Energy or BHE may be unable to obtain necessary regulatory approvals for the transaction or required regulatory approvals may delay the transaction; the risk that conditions to the closing of the transaction may not be satisfied and other risk factors that are detailed from time to time in Dominion Energy’s quarterly reports on Form 10-Q and most recent annual report on Form 10-K filed, with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this report. Dominion Energy assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

/s/ James R. Chapman
Name:	James R. Chapman
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: November 2, 2020